SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
November 2, 2007

FastFunds Financial Corporation
(Exact name of registrant as specified in charter)

Nevada	333-1026D	87-0425514
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

319 Clematis Street – Suite 703
West Palm Beach, Florida 33401
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (561) 514-9042

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountants

Effective November 2, 2007, FastFunds Financial Corporation (the “Registrant”) appointed the registered independent public accounting firm of Sherb and Co., LLC as independent accountants for the Registrant for the fiscal year ending December 31, 2007.

GHP Horwath, P.C. (“GHP Horwath”) was dismissed effective November 2, 2007, and notified of their dismissal on that date.  The decision to dismiss GHP Horwath was made by the Registrant’s board of directors.

During the Registrant’s two most recent fiscal years, and the interim periods subsequent to December 31, 2006, there have been no disagreements with GHP Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

GHP Horwath’s report on the consolidated financial statements of the Registrant for the year ended December 31, 2006, contained an explanatory paragraph stating that effective January 1, 2006, the Registrant adopted Statement of Financial Accounting Standards No. 123(R), Share Based Payment, and it contained an uncertainty paragraph describing substantial doubt about the Registrant’s ability to continue as a going concern.  With the exception of the foregoing, GHP Horwath’s audit reports on the consolidated financial statements of the Registrant for the two most recent fiscal years ended December 31, 2006 and 2005, did not include an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant has requested that GHP Horwath furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.  Such letter is provided as Exhibit 16.1 to this Report.

During the two most recent fiscal years through November 2, 2007, the Registrant has not consulted with Sherb and Co. regarding either (i) the application of accounting principles to a specific transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither a written report was provided to the Registrant nor oral advice was provided to the Registrant that Sherb and Co. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from GHP Horwath, P.C. dated November 7, 2007 (Filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTFUNDS FINANCIAL CORPORATION
Date: November 7, 2007	By: /s/ Thomas B. Olson Thomas B. Olson, Secretary